Exhibit 32.1

CHANTICLEER HOLDINGS, INC. FORM 10-Q FOR THE QUARTER ENDED SEPTEMBER 30, 2012

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Chanticleer Holdings, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report), each of the undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act, and
2.	The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

December 31, 2012	/s/ Michael D. Pruitt
Michael D. Pruitt
Chief Executive Officer

December 31, 2012	/s/ Eric S. Lederer
Eric S. Lederer
Chief Financial Officer